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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                   ----------

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (date of earliest event reported): June 19, 2002

                                 SPACEDEV, INC.
               (Exact Name of Registrant as Specified in Charter)

                                    COLORADO
                 (State or Other Jurisdiction of Incorporation)

                                    000-28947
                            (Commission File Number)

                                   84-1374613
                        (IRS Employer Identification No.)

                                13855 STOWE DRIVE
                                 POWAY, CA 92064
               (Address of Principal Executive Offices) (Zip Code)

                                 (858) 375-2000
              (Registrants' Telephone Number, Including Area Code)




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ITEM 5. OTHER EVENTS.

         Charles H. Lloyd, the Chief Operating Officer and Chief Financial Officer of SpaceDev, Inc., resigned those positions and relinquished his seat on the company's Board of Directors on June 14, 2002 in order to pursue other interests. SpaceDev is actively seeking a chief financial officer to replace Mr. Lloyd. In the interim, responsibility for preparing the company's financial statements will fall to its current accounting department. The board seat vacated by Mr. Lloyd will be filled at the company's upcoming Annual Meeting of Stockholders, scheduled for July 19, 2002. No business, competitive or financial-reporting issues played any role in Mr. Lloyd's decision.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        SPACEDEV, INC.




                                        By: /s/ James W. Benson
                                        ----------------------------------------
                                        James W. Benson, Chief Financial Officer
                                        and Chairman of the Board




Date: June 19, 2002